UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 27, 2006
                Date of Report (Date of earliest event reported)

                          ABRAXAS PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

  Nevada                              0-19118                74-2584033
 (State or other jurisdiction of   (Commission             (IRS Employer
  incorporation)                    File Number)           Identification No.)


                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                                 (210) 490-4788

   (Address of principal executive offices and Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02 Results of Operations and Financial Conditions

         On January 27, 2006, Abraxas Petroleum Corporation (the "Company") announced in a press release its adoption of fair value method of accounting for stock-based compensation under SFAS 123R.

         The information contained in Item 2.02 of this Current Report(including
Exhibit  99.1) is  furnished  and shall not be deemed  "filed"  for  purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and is not incorporated by reference into any filing of the company, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.


Item 9.01 Financial Statements and Exhibits

         (c)      Exhibits

                  99.1 Press Release dated January 27, 2006 entitled "Abraxas Announces the Adoption of Fair Value Method of Accounting For Stock-Based Compensation Under SFAS 123R."



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Abraxas Petroleum Corporation

                                  By: /s/ Chris Williford
                                     ---------------------------
                                     Chris Williford
                                     Executive Vice President, Chief Financial
                                     Officer and Treasurer
Dated:  January 27, 2006